DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to introduce you to Ronald P. Gala and Laurie A. Carroll who combine their talents to manage Dreyfus Variable Investment Fund -Balanced Portfolio. This new Portfolio choice for Dreyfus investors began operations May 1, 1997. Ron Gala, a portfolio manager for The Dreyfus Corporation Mellon Equity Associates, supervises the allocation of the Portfolio's assets as between equities and fixed income investments, and he manages the equity portion. He has managed portfolios utilizing quantitative techniques for stock selection and portfolio construction since February 1986. Prior to joining MEA, Mr. Gala was a senior portfolio manager within Mellon Institutional Trust Group, and prior to Institutional Trust he managed investments for high net worth individuals and charitable institutions. Mr. Gala is a Chartered Financial Analyst and a member of the Association for Investment Management Research and Pittsburgh Society of Financial Analysts. Mr. Gala graduated from Duquesne University with a B.S. in Business Administration, and received his M.B.A. from the University of Pittsburgh with a concentration in Finance.
    Laurie Carroll, a portfolio manager for The Dreyfus Corporation and a Senior Vice President at Mellon Bond Associates, oversees the fixed income portion of this Portfolio. Prior to joining Mellon Bank in 1986, she served as Assistant Vice President/Portfolio Manager for Money Market Instruments at AIM Advisors, Inc. Ms. Carroll holds a B.A. in Business Management from Seton Hill College, and an M.B.A. from the University of Pittsburgh.
    We have great confidence in the ability of Ron and Laurie to manage assets on your behalf.
                              Sincerely,

                      [Stephen E. Canter signature logo]

                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation


DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    This is the first report to shareholders of Dreyfus Variable Investment Fund, Balanced Portfolio, which began operations May 1, 1997, and reached its first fiscal reporting date June 30, 1997. Over this period, your Portfolio produced a total return of 8.64%, including income as well as change in net asset value per share.* For the same time period, our benchmark index, which is the Hybrid Blended Benchmark Index discussed below, had a total return of 7.35%.**
    Because the Fund is composed of fixed income securities as well as equities, we measure ourselves against a Hybrid Blended Index composed 60% of the Standard & Poor's 500 Composite Stock Price Index and 40% of the Lehman Brothers Intermediate Government-Corporate Bond Index. The stocks in the Portfolio returned 11.39% for the two months vs. a return of 10.83% for the S&P 500 Index.**
    For most of the two-month period, the Portfolio was 75% in stocks and 25% in fixed income securities. In the closing weeks, however, we moved closer to the 60%-40% benchmark ratio described in the Prospectus.
ECONOMIC REVIEW
    Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.
    Real Gross Domestic Product growth grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerating to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether low demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.
    Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.
    Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.
MARKET OVERVIEW
    Common stocks performed well during the first half of 1997. When the closing bell rang on June 30, the Standard & Poor's 500 showed a six-month gain of 20.60%, the Dow Jones Industrial Average was up 20.12%, the Nasdaq Composite Index had gained 11.70% and even small capitalization stocks represented by the Russell 2000 index were up by 10.20%.

    All these major indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.
    A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Federal Reserve, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.
    The best performing industries in the past six months included financial stocks, pharmaceuticals, semiconductor and computer shares and communications. Laggards included casino gambling, heavy construction, precious metals and electric utilities.
    As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down _ that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices.
    We appreciate the opportunity to manage money on your behalf and look forward to a continuing relationship.
                              Sincerely,
                          [Ronald P. Gala signature logo]
                              Ronald P. Gala

                          [Laurie Carroll signature logo]
                              Laurie Carroll
                              Portfolio Managers
July 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, mixed income securities and nonconvertible investment-grade corporate debt.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS                                                                         JUNE 30, 1997 (UNAUDITED)
Common Stocks_64.3%                                                                         Shares                  Value
                                                                                         _____________          ____________
     Basic Industries_3.4%           Dow Chemical..........................                          1,100         $  95,838
                                     duPont (E.I.) deNemours & Co..........                          6,600           414,975
                                     Fort Howard...........................       (a)                1,100            55,687
                                     James River...........................                          3,100           114,700
                                     Morton International..................                          2,200            66,413
                                     Owens-Illinois........................       (a)                1,800            55,800
                                     Praxair...............................                          1,800           100,800
                                     Sealed Air............................       (a)                  700            33,250
                                     Westvaco..............................                          1,100            34,581
                                                                                                                  ___________
                                                                                                                     972,044
                                                                                                                  ___________
     Capital Spending_15.8%          American Power Conversion............        (a)                2,600            49,400
                                     Applied Materials....................        (a)                1,500           106,219
                                     Cabletron Systems....................        (a)                1,900            53,794
                                     Caterpillar..........................                           3,900           418,762
                                     Ceridian.............................        (a)                1,700            71,825
                                     Cisco Systems........................        (a)                4,500           302,063
                                     Cognizant............................                           1,700            68,850
                                     Compaq Computer......................        (a)                2,100           208,425
                                     Cummins Engine.......................                           1,000            70,563
                                     Deere & Co...........................                           2,300           126,213
                                     Eaton................................                           1,000            87,312
                                     Gateway 2000.........................        (a)                3,200           103,800
                                     General Electric.....................                           6,000           392,250
                                     HealthCare COMPARE...................        (a)                1,300           68,087
                                     Hewlett-Packard......................                           2,100           117,600
                                     Ingersoll-Rand.......................                           2,300           142,025
                                     Intel................................                           2,700           382,894
                                     International Business Machines......                           1,800           162,337
                                     Lexmark International Group,Cl.A.....        (a)                2,000            60,750
                                     Lucent Technologies..................                           3,200           230,600
                                     Micron Technology....................        (a)                2,500            99,844
                                     Microsoft............................        (a)                4,600           581,325
                                     Northrop Grumman.....................                             500            43,906
                                     Oracle...............................        (a)                3,200           161,200
                                     Parker-Hannifin......................                           1,600            97,100
                                     3Com.................................        (a)                1,050            47,250
                                     Tellabs..............................        (a)                3,800           212,325
                                     Thiokol..............................                             600            42,000
                                     USA Waste Service....................        (a)                1,200            46,350
                                                                                                                  ___________
                                                                                                                   4,555,069
                                                                                                                  ___________
     Consumer Cyclical_7.7%          Boston Chicken.......................        (a)                2,200            30,800
                                     Brunswick............................                           1,900            59,375
                                     Chrysler.............................                           3,800           124,688
                                     Dayton Hudson........................                           3,000           159,562
                                     Federated Department Stores..........        (a)                5,300           184,175
                                     Ford Motor...........................                           2,500            94,375
                                     Gannett..............................                             500            49,375

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                       Shares              Value
                                                                                             _____________      ____________
    Consumer Cyclical (continued)    Gap..................................                           2,800        $  108,850
                                     General Motors.......................                           3,700           206,044
                                     Goodyear Tire & Rubber...............                             600            37,987
                                     HFS..................................        (a)                1,000            58,000
                                     King World Productions...............                           1,400            49,000
                                     Limited..............................                           4,100            83,025
                                     MGM Grand............................        (a)                1,300            48,100
                                     Magna International, Cl. A...........                             700            42,131
                                     Maytag...............................                           1,700            44,413
                                     New York Times, Cl. A................                           3,200           158,400
                                     News, A.D.R..........................                           2,900            55,825
                                     Safeway..............................        (a)                3,900           179,888
                                     Sears, Roebuck & Co..................                           3,400           182,750
                                     TJX..................................                           4,600           121,325
                                     Tommy Hilfiger.......................        (a)                1,100            44,206
                                     V.F..................................                           1,100            93,637
                                                                                                                  ___________
                                                                                                                   2,215,931
                                                                                                                  ___________
     Consumer Staples_8.4%           Avon Products........................                           1,800           127,013
                                     Campbell Soup........................                           2,300           115,000
                                     Coca-Cola............................                           8,800           594,000
                                     Corning..............................                           2,400           133,500
                                     Dole Food............................                             300            12,825
                                     Gillette.............................                           1,800           170,550
                                     Lauder (Estee).......................                           1,200            60,300
                                     Johnson & Johnson....................                           6,800           437,750
                                     Philip Morris........................                           7,500           332,812
                                     Pioneer Hi-Bred International........                             700            56,000
                                     Quaker Oats..........................                           3,700           166,038
                                     Ralston-Ralston Purina Group.........                           1,400           115,062
                                     Unilever, N.V. (New York Shares).....                             500           109,000
                                                                                                                  ___________
                                                                                                                   2,429,850
                                                                                                                  ___________
     Energy_5.9%                     Atlantic Richfield...................                           1,200            84,600
                                     Chevron..............................                           4,300           317,931
                                     Coastal..............................                           1,400            74,463
                                     Diamond Offshore Drilling............                           1,000            78,125
                                     Exxon................................                           5,500           338,250
                                     Kerr-McGee...........................                             600            38,025
                                     NICOR................................                             700            25,113
                                     Phillips Petroleum...................                           3,400           148,750
                                     Reading & Bates......................        (a)                2,600            69,550
                                     Royal Dutch Petroleum (New York Shares)                         4,800           261,000
                                     Texaco...............................                             400            43,500
                                     USX-Marathon Group...................                           3,600           103,950
                                     Union Pacific Resources Group........                           2,400            59,700
                                     Unocal...............................                           1,700            65,981
                                                                                                                  ___________
                                                                                                                   1,708,938
                                                                                                                  ___________

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                       Shares             Value
                                                                                             _____________     _____________
     Health Care_6.2%                Abbott Laboratories..................                           4,800        $  320,400
                                     Amgen................................        (a)                3,500           203,437
                                     Becton, Dickinson & Co...............                           1,300           65,813
                                     Bristol-Myers Squibb.................                           4,800           388,800
                                     Merck & Co...........................                           3,600           372,600
                                     Oxford Health Plans..................        (a)                1,900           136,325
                                     Schering-Plough......................                           6,200           296,825
                                                                                                                  ___________
                                                                                                                   1,784,200
                                                                                                                  ___________
     Interest Sensitive_10.5%        Ahmanson (H.F.) & Co.................                           1,100            47,300
                                     Allstate.............................                           1,000            73,000
                                     AMBAC................................                           1,100            84,012
                                     American National Insurance..........                             300            26,775
                                     AmSouth Bancorp......................                           2,400            90,750
                                     Banc One.............................                           2,600           125,937
                                     BankAmerica..........................                           5,600           361,550
                                     Bear Stearns.........................                           4,100           140,169
                                     Chase Manhattan......................                           1,100           106,769
                                     CIGNA................................                             500            88,750
                                     Citicorp.............................                           1,000           120,563
                                     Comerica.............................                           3,600           244,800
                                     Conseco..............................                           3,200           118,400
                                     EXEL.................................                           3,600           189,900
                                     Federal National Mortgage Association                           4,000           174,500
                                     First Chicago........................                           3,500           211,750
                                     Green Tree Financial.................                           2,400            85,500
                                     MGIC Investment......................                           1,700            81,494
                                     Norwest..............................                           2,600           146,250
                                     Republic New York....................                             700            75,250
                                     Student Loan Marketing Association...                           1,600           203,200
                                     SouthTrust...........................                             900            37,237
                                     Travelers Group......................                           2,800           176,575
                                                                                                                  ___________
                                                                                                                   3,010,431
                                                                                                                  ___________
     Mining & Metals_.8%             Phelps Dodge.........................                             800            68,150
                                     Potash Saskatchewan..................                           1,300            97,581
                                     USX-U.S. Steel Group.................                           1,700            59,606
                                                                                                                  ___________
                                                                                                                     225,337
                                                                                                                  ___________
     Transportation_.9%              CSX..................................                           3,400           188,700
                                     Delta Air Lines......................                           1,000            82,000
                                                                                                                  ___________
                                                                                                                     270,700
                                                                                                                  ___________
     Utilities_4.7%                  Ameritech............................                           6,000           407,625
                                     BellSouth............................                           4,900           227,238
                                     British Telecommunications, A.D.R....                           1,400           103,950
                                     Consolidated Edison..................                           3,500           103,031
                                     DQE..................................                           1,700            48,025

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                         Shares             Value
                                                                                              _____________      ____________
     Utilities (continued)...        Edison International..................                          3,400         $  84,575
                                     Entergy...............................                          4,000           109,500
                                     Pinnacle West Capital.................                          2,500            75,156
                                     Southern..............................                          2,100            45,938
                                     Vodafone Group, A.D.R.................                          2,800           135,625
                                                                                                                  ___________
                                                                                                                   1,340,663
                                                                                                                  ___________
                                     TOTAL COMMON STOCKS
                                       (cost $16,764,504)...................                                     $18,513,163
                                                                                                                =============

                                                                                                Principal
Bonds & Notes_25.1%                                                                              Amount
                                                                                               ___________
     U.S. Government & Agencies:     U.S. Treasury Notes:
                                       5.875%, 8/15/1998....................                 $.....350,000         $ 349,945
                                       5.125%, 12/31/1998...................                       600,000           593,063
                                       6.25%, 3/31/1999.....................                       620,000           622,325
                                       6.375%, 5/15/1999....................                       600,000           603,187
                                       7.875%, 11/15/1999...................                       600,000           622,500
                                       8.875%, 5/15/2000....................                       600,000           642,000
                                       8%, 5/15/2001........................                       700,000           740,031
                                       6.125%, 12/31/2001...................                       150,000           148,617
                                       7.50%, 5/15/2002.....................                       600,000           628,313
                                       6.25%, 2/15/2003.....................                       700,000           695,078
                                       7.25%, 5/15/2004.....................                       600,000           625,875
                                       7%, 7/15/2006........................                       350,000           360,500
                                       6.50%, 10/15/2006....................                       600,000           598,125
                                                                                                                  ___________
                                     TOTAL BONDS & NOTES
                                       (cost $7,195,879)....................                                    $  7,229,559
                                                                                                                 ============
Short-Term Investments_9.2%
     Agency Discount Notes_8.5%        Federal Home Loan Banks;
                                       6%, 7/1/1997.........................                  $  2,440,000      $  2,440,000
                                                                                                                  ___________
     U.S.Treasury Bills_.7%            5.12%, 8/7/1997                (b)                          202,000           200,958
                                                                                                                  ___________
                                       TOTAL SHORT-TERM INVESTMENTS
                                          (cost $2,640,937)....................                                 $  2,640,958
                                                                                                                 ============
TOTAL INVESTMENTS (cost $26,601,320)........................................                         98.6%       $28,383,680
                                                                                                    ======       ============
CASH AND RECEIVABLES (NET)..................................................                          1.4%       $   396,038
                                                                                                    ======       ============
NET ASSETS..................................................................                        100.0%       $28,779,718
                                                                                                    ======       ============


Notes to Statement of Investments:
    (a)  Non-income producing.
    (b) Partially held by the custodian in a segregated account as collateral for open Financial Futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
STATEMENT OF FINANCIAL FUTURES                                                                JUNE 30, 1997 (UNAUDITED)
                                                                                                         Unrealized
                                                             Market Value                               Appreciation
                                                               Covered                                (Depreciation)
Financial Futures Purchased             Contracts            by Contracts          Expiration           at 6/30/97
______________                         ___________          _____________        ______________      __________________
5 Year U.S.Treasury Notes...............   27                 $2,859,047          September `97          ($13,500)

Financial Futures Sold
Standard & Poor's 500.....................  4                 (1,780,500)         September `97            35,700
                                                                                                         __________
                                                                                                          $22,200
                                                                                                         ==========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                               JUNE 30, 1997 (UNAUDITED)
                                                                                              Cost                  Value
                                                                                            _____________       ____________
ASSETS:                          Investments in securities_See Statement of Investments     $26,601,320          $28,383,680
                                 Cash.......................................                                         312,555
                                 Dividends and interest receivable..........                                         113,439
                                 Receivable for investment securities sold..                                         102,224
                                 Receivable for futures variation margin....                                           6,550
                                                                                                                  ___________
                                                                                                                  28,918,448
                                                                                                                  ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        20,649
                                 Payable for investment securities purchased                                         106,080
                                 Accrued expenses...........................                                          12,001
                                                                                                                  ___________
                                                                                                                     138,730
                                                                                                                  ___________
NET ASSETS..................................................................                                     $28,779,718
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                     $26,588,471
                                 Accumulated undistributed investment income_net                                     114,880
                                 Accumulated net realized gain (loss) on investments                                 271,807
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments [including $22,200 net unrealized
                                         appreciation on financial futures]_Note 5(b)                              1,804,560
                                                                                                                  ___________
NET ASSETS..................................................................                                     $28,779,718
                                                                                                                 ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                       2,118,830
NET ASSET VALUE, offering and redemption price per share....................                                          $13.58
                                                                                                                     =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest...................................                $   109,986
                                 Cash dividends (net of $477 foreign taxes
                                     withheld at source)....................                     54,186
                                                                                            ____________
                                       Total Income.........................                                     $   164,172
EXPENSES:                        Management fee_Note 4(a)...................                     33,790
                                 Registration fees..........................                      8,057
                                 Custodian fees_Note 4(a)...................                      3,443
                                 Auditing fees..............................                      2,152
                                 Shareholders' reports......................                        634
                                 Legal fees.................................                        175
                                 Trustees' fees and expenses_Note 4(b)......                         92
                                 Shareholder servicing costs................                         15
                                 Miscellaneous..............................                        934
                                                                                            ____________
                                       Total Expenses.......................                                          49,292
                                                                                                               ______________
INVESTMENT INCOME_NET.......................................................                                         114,880
                                                                                                               ______________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 5:
                                 Net realized gain (loss) on investments....               $     54,263
                                 Net realized gain (loss) on financial futures                  217,544
                                                                                            ____________
                                     Net Realized Gain (Loss)...............                                         271,807
                                 Net unrealized appreciation (depreciation) on investments
                                     [including $22,200 unrealized appreciation
                                     on financial futures]..................                                       1,804,560
                                                                                                               ______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       2,076,367
                                                                                                               ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $2,191,247
                                                                                                               ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1997 (UNAUDITED)
OPERATIONS:
  Investment income_net.......................................................................                 $     114,880
  Net realized gain (loss) on investments.....................................................                       271,807
  Net unrealized appreciation (depreciation) on investments...................................                     1,804,560
                                                                                                               ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations.........................                     2,191,247
                                                                                                               ______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold...............................................................                    26,588,898
  Cost of shares redeemed.....................................................................                          (427)
                                                                                                               ______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.................                    26,588,471
                                                                                                               ______________
        Total Increase (Decrease) in Net Assets...............................................                    28,779,718
NET ASSETS:
  Beginning of Period.........................................................................                        __
                                                                                                               ______________
  End of Period...............................................................................                   $28,779,718
                                                                                                               ==============
Undistributed investment income_net...........................................................                 $     114,880
                                                                                                               ______________
                                                                                                                   Shares
                                                                                                               ______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................................                     2,118,862
  Shares redeemed.............................................................................                           (32)
                                                                                                               ______________
      Net Increase (Decrease) in Shares Outstanding...........................................                     2,118,830
                                                                                                               ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from May 1, 1997
(commencement of operations) to June 30, 1997. This information has been derived from the Series' financial statements.

PER SHARE DATA:
    Net asset value, beginning of period.....................................................                 $12.50
                                                                                                              _______
    Investment Operations:
    Investment income_net....................................................................                    .05
    Net realized and unrealized gain (loss) on investments...................................                   1.03
                                                                                                              _______
    Total from Investment Operations.........................................................                   1.08
                                                                                                              _______
    Net asset value, end of period...........................................................                 $13.58
                                                                                                             ========
TOTAL INVESTMENT RETURN......................................................................                  8.64%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................................................                   .18%(1)
    Ratio of net investment income
      to average net assets..................................................................                   .43%(1)
    Portfolio Turnover Rate..................................................................                  7.27%(1)
    Average commission rate paid(2)..........................................................                 $.0521
    Net Assets, end of period (000's Omitted)................................................                $28,780
(1)    Not annualized.
(2)    The Series is required to disclose its average commission rate per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Balanced Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold without a sales charge.
    As of June 30, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 2,000,000 shares of the Series.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    On July 1, 1997, the Board of Trustees declared a cash dividend of $.05 per share from investment income-net, payable on July 1, 1997 to shareholders of record as of the close of business on June 30, 1997.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal
DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.
NOTE 4_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. Dreyfus had undertaken from May 1, 1997 (commencement of operations) through June 30, 1997 to reduce the management fee paid by the Series, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, to the extent that such expenses exceed an annual rate of 1.25% of the value of the Series' average daily net assets. No expense reimbursement was required for the period ended June 30, 1997.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1997 $3,443 was charged by Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $25,728,527 and $1,824,025, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1997, and their related unrealized appreciation/depreciation are set forth in the Statement of Financial Futures.
    (B) At June 30, 1997, accumulated net unrealized appreciation on investments and financial futures was $1,804,560, consisting of $1,941,403 gross unrealized appreciation and $136,843 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS VARIABLE INVESTMENT FUND,
BALANCED PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N..A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            154SA976
[Dreyfus logo]
Registration Mark

Variable
Investment Fund,
Balanced Portfolio
Semi-Annual
Report
June 30, 1997